Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2022 CNY (¥)	Feb. 28, 2022 USD ($)	Feb. 28, 2021 CNY (¥)
Payables and Accruals [Abstract]
Accrued employee payroll and welfare benefits	¥ 5,620	$ 891	¥ 10,407
Payable for funding commitments	45,000	7,133	45,000
Default payable	4,634	735
Other taxes payable	1,287	204	2,489
Professional service fee payable	1,533	243	3,043
Refund liabilities	664	105	16,208
Others	9,551	1,514	9,800
Total	¥ 68,289	$ 10,825	¥ 86,947